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                                                                    EXHIBIT 23.4

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CapRock Communications Corp.:

We consent to the use of our reports related to CapRock Communications Corp. incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                   /s/ KPMG LLP
                                                   KPMG LLP

Dallas, Texas
October 17, 2000